For Immediate Release U.S. CONCRETE ANNOUNCES CHANGE TO ITS BOARD OF DIRECTORS EULESS, Texas, March 26, 2021 – U.S. Concrete, Inc. (NASDAQ: USCR) (the “Company” or “U.S. Concrete”), a leading supplier of aggregates and ready-mixed concrete in active construction markets across the country, announced today that William J. Sandbrook, member of the Company’s Board of Directors, has decided not to stand for reelection at the Company’s 2021 annual meeting of stockholders. Mr. Sandbrook stated, “It has been my distinct pleasure and honor to have served as past Chairman and CEO of U.S. Concrete. Having created significant shareholder value through a successful turnaround and growth strategy over the past 10 years and successfully transitioning the leadership of the Company, it is time to turn my focus to other endeavors that are presenting themselves. I am extremely proud to say that the U.S. Concrete of today is a vastly changed company from the one I joined in 2011. The dedicated employees are the best in the industry, and I want to thank them for their past and continued efforts.” Ronnie Pruitt, U.S. Concrete President and CEO said, “Bill was instrumental in putting U.S. Concrete on a path for success and adding long-term value. Over the past year, Bill and I worked closely on the transition and I am thankful for his mentorship. I know I speak for all of our employees in wishing him the very best in his future endeavors.” Michael Lundin, U.S. Concrete Chairman of the Board of Directors commented, “We are grateful to Bill for his years of service to the Company as our prior Chairman and CEO, as well as Director. Bill has been a committed and visionary leader and we appreciate all of his contributions.” About U.S. Concrete U.S. Concrete, Inc. (NASDAQ: USCR) is a leading supplier of aggregates and concrete for infrastructure, residential and commercial projects across the country. The Company holds leading market positions in the high-growth metropolitan markets of Dallas/Fort Worth, San Francisco, New York City, Philadelphia, and Washington, D.C., and its materials have been used in some of the most complex and highly specialized construction projects of the last decade. U.S. Concrete has continued to grow organically Exhibit 99.1 and through a series of strategic acquisitions of independent producers in its target markets. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements and information provided in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, outlook, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "intend," "should," "expect," "plan," "target," "anticipate," "believe," "estimate," "outlook," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projections about future events which we believe are reasonable. Actual events or results may differ materially. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We believe that these risks and uncertainties include, but are not limited to: general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending, financing or deductions, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; the effects of currency fluctuations on our results of operations and financial condition; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, results of litigation and other claims and insurance coverage issues. These risks and uncertainties also include the effects of COVID-19; the length and severity of the COVID-19 pandemic; the pace of recovery following the COVID-19 pandemic; our ability to implement cost containment strategies; and the adverse effects of COVID-19 on our business, the economy and the markets we serve. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All written and oral forward-looking statements made in connection with this press release that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by the "Risk Factors" in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We are under no duty to update any of the forward-looking statements after the date of this press release to conform such statements to actual results or to changes in our expectations, except as required by federal securities laws. There can be no assurance that other factors will not affect the accuracy of these forward-looking statements or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Unpredictable or unknown factors we have not discussed in this press release also could have material effects on actual results or matters that are the subject of our forward-looking statements. We undertake no obligation to, and do not intend to, update our description of important factors each time a potential important factor arises. Source: USCR-G Exhibit 99.1

Company Contact Information: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com Media Contact: Media@us-concrete.com Exhibit 99.1